FINANCIAL EXPENSE (INCOME), NET	12 Months Ended
Dec. 31, 2024
Financial Expense Income Net
FINANCIAL EXPENSE (INCOME), NET

NOTE 15 - FINANCIAL EXPENSE (INCOME), NET

	Year ended December 31,
	2024	2023	2022
	USD in thousands
Revaluation of Marketable securities to fair value	(1,444)	2,320	2,208
Bank interest income	(431)	(667)	(189)
Exchange rate differences	328	456	2,194
Other	9	10	8
	(1,538)	2,119	4,221